UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 27, 2023
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07. Submission of Matters of a Vote of Security Holders
The Annual Meeting of Stockholders of Creative Media & Community Trust Corporation (the “Company”) was held on July 27, 2023. A total of 17,448.430.08 shares were voted in person or by proxy, representing 76.74% of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, all of which are described in the Proxy Statement.

1.Election of Directors

	For	Withheld	Broker Non-Votes
Douglas Bech	10,922,519.85	2,810,123.23	3,715,787.00
John Hope Bryant	13,380,090.85	352,552.23	3,715,787.00
Marcie Edwards	13,057,661.85	674,981.23	3,715,787.00
Shaul Kuba	13,322,459.85	410,183.23	3,715,787.00
Richard Ressler	13,320,503.85	412,139.23	3,715,787.00
Avraham Shemesh	13,320,459.85	412,183.23	3,715,787.00
Elaine Wong	12,616,970.85	1,115,672.23	3,715,787.00
The directors will continue to serve as directors until such time as their successors are duly elected and qualified.

2.    Approval of the Amendment to the Equity Compensation Plan

For	13,333,986.64
Against	391,822.44
Abstentions	6,833.00
Broker Non-Votes	3,715,788.00
The foregoing proposal was approved.

3.    Approval, By a Non-Binding Vote, of Executive Compensation

For	10,453,859.19
Against	3,034,785.89
Abstentions	243,997.00
Broker Non-Votes	3,715,788.00

The foregoing proposal was approved.

4.    Approval of frequency of the vote on executive compensation by a non-binding advisory vote.

Every 1-Year	12,655,796.31
Every 2-Years	5,474.77
Every 3-Years	804,624.00
Abstentions	266,716.00
Broker Non-Votes	3,715,819.00

The 1-Year option was approved.

5.    Ratification of the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	16,770,462.64
Against	321,334.44
Abstentions	356,633.00
Broker Non-Votes	—
The foregoing proposal was approved.

(d)    Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company's proxy statement for its 2023 Annual Meeting and the vote of the Company's stockholders at the 2023 Annual Meeting, the Company is confirming that it will include an annual advisory vote on the compensation of its named executive officers in its proxy materials until the next required shareholder vote on the frequency of advisory votes on executive compensation, which vote is expected to be held at the Company's 2029 Annual Meeting of Shareholders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: July 31, 2023	By:	/s/ Barry N. Berlin Barry N. Berlin Chief Financial Officer